UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2017 (November 16, 2017)

FUSE MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas	75080
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (469) 862-3030

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) On November 16, 2017, the Board of Directors (the “Board”) of Fuse Medical, Inc. (the “Company”) dismissed Weinberg & Company (“Weinberg”) the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016, as the Company’s independent registered public accounting firm as of November 16, 2017.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2016, and in the subsequent interim period through November 8, 2017 there were no disagreements with Weinberg on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Weinberg, would have caused Weinberg to make reference to the matter in their report.

There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2015 and 2016, or in the subsequent period through November 8, 2017, except the Weinberg’s report raised substantial doubt about the Company’s ability to continue as a going concern for the fiscal years ended December 31, 2015 (“Fiscal 2015”) and December 31, 2016 (“Fiscal 2016”).

The reports of Weinberg on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2016 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Weinberg’s report raised substantial doubt about the Company’s ability to continue as a going concern for Fiscal 2015 and Fiscal 2016.

The Company has provided a copy of the foregoing disclosures to Weinberg and requested that Weinberg furnish it with a letter addressed to the Securities and Exchange Commission stating whether Weinberg agrees with the above statements (“Weinberg Letter”). The Company has filed a copy of the Weinberg Letter, dated November 21, 2017, as Exhibit 16.1 to this Form 8-K.

(b) On November 16, 2017, the Board approved the appointment of LaPorte CPAs and Business Advisors (“LaPorte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The Board recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The Board invited several public accounting firms to participate in this process, and the Board ultimately selected LaPorte. During the two most recent fiscal years and in the subsequent interim period through November 8, 2017, the Company has not consulted with LaPorte with respect to the application of accounting principles to a specified transaction, either completed of proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from Weinberg dated November 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FUSE MEDICAL, INC.

By:	/s/ William E. McLaughlin, III
William E. McLaughlin, III, Interim Chief Financial Officer and Director
(Principal Financial Officer)

Date: November 21, 2017